Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:
Carolina Trust BancShares, Inc. Jerry L. Ocheltree (704) 735-1104

Carolina Trust BancShares Announces Shareholder Approval for
Merger with Carolina Financial Corporation

LINCOLNTON, N.C., December 18, 2019 (GLOBE NEWSWIRE) – Carolina Trust BancShares, Inc. (“Carolina Trust”) (NASDAQ: CART), the parent company of Carolina Trust Bank, announced today the receipt of required shareholder approval to consummate its previously announced merger with Carolina Financial Corporation, Charleston, South Carolina (“Carolina Financial”) (NASDAQ: CARO).  At a shareholders’ meeting held on December 18, 2019, Carolina Trust’s shareholders approved the merger agreement and the merger of Carolina Trust with and into Carolina Financial.  With respect to the merger proposal, 99% of the shares voted at the meeting were cast in favor of the proposal to approve the merger agreement with Carolina Financial.

The merger, which has received all required regulatory approvals, is expected to close on December 31, 2019, subject to satisfaction of other customary closing conditions.

About Carolina Trust BancShares, Inc.
Carolina Trust is the registered bank holding company of Carolina Trust Bank. Carolina Trust Bank is a full-service, state-chartered community bank headquartered in Lincolnton, NC.  The bank operates 11 full-service offices and one loan production office in the Piedmont and Mountain Regions of the Carolinas to the north and west of Charlotte, NC.

Cautionary Language Regarding Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Carolina Trust intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of Carolina Trust, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. Carolina Trust’s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors that could impact the forward-looking statements contained herein or that could have a material adverse effect on the operations and future prospects of Carolina Trust and Carolina Financial include, but are not limited to: the ability to meet other closing conditions to the proposed merger between Carolina Trust and Carolina Financial; the ability to complete the merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the merger transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in Carolina Trust’s publicly filed documents with the SEC. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Carolina Trust assumes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release.

Additional Information About the Merger and Where to Find It
Carolina Financial has filed a Registration Statement on Form S-4 (Registration No: 333-233640), which was declared effective on October 21, 2019, which includes a proxy statement of Carolina Trust and a prospectus of Carolina Financial, as well as other relevant documents concerning the proposed Carolina Trust transaction. Carolina Trust mailed the final proxy statement/prospectus to its shareholders on or about October 28, 2019. BEFORE MAKING ANY ELECTION DECISION, SHAREHOLDERS OF CAROLINA TRUST ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Shareholders of Carolina Trust are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Carolina Financial and Carolina Trust, at the SEC’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to: Carolina Financial Corporation, 288 Meeting Street, Charleston, South Carolina 29401, Attention: William A. Gehman, III, Executive Vice President and Chief Financial Officer or Carolina Trust BancShares, Inc., 901 East Main Street, Lincolnton, NC 28092, Attention: Edwin Laws, Chief Financial Officer.

END
# # #